Exhibit 10.6

Execution Copy

MSG WC HOLDINGS CORP.

2006 STOCK OPTION PLAN

          1. Purpose.

                    This plan shall be known as the MSG WC Holdings Corp. Stock Option Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of MSG WC Holdings Corp. (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment or a directorship has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the “Securities Act”), and unless and until the Common Stock (as defined below) is publicly traded, the issuance of incentive or non-qualified stock options for shares of Common Stock pursuant to the Plan and the issuance of shares of Common Stock pursuant to such incentive or non-qualified stock options are both intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. Grants of incentive or non-qualified stock options (“Grants”) may be made under the Plan (such individuals to whom Grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). This Plan supercedes any prior plans, and any Grant hereunder supercedes any prior written agreement pursuant to which such Grant is made, except with respect to any “Assumed Options” as defined in those certain Option Assumption Agreements, dated as of August 1, 2006, by and among the Company and the signatories thereto. This Plan will become effective upon approval thereof by the affirmative vote of holders of not less than 50.1% of the Company’s Common Stock then outstanding.

          2. Definitions.

                    (a) “Award Agreement” means any written agreement between the Company and any person pursuant to which the Company makes any Grant under the Plan.

                    (b) “Board of Directors” means the board of directors of the Company.

                    (c) “Cause” used in connection with the termination of employment of an eligible participant means, unless otherwise defined in any Award Agreement or in any employment agreement between a grantee and the Company or any of its Subsidiaries (in which case the definition set forth in such agreement shall govern), a termination due to a finding by the Board of Directors in good faith that such eligible participant has (i) committed a felony or a crime involving moral turpitude, (ii) committed any other act or omission involving dishonesty or fraud (A) with respect to the Company or its subsidiaries or (B) adversely affecting the reputation or standing of the Company or its subsidiaries, (iii) engaged in gross negligence or willful misconduct with respect to the Company or its subsidiaries or (iv) in any manner, breached Company policy established by the

Board of Directors, which breach, if curable, is not cured within 15 days after written notice thereof to such eligible participant.

                    (d) “Change of Control” means, unless otherwise defined in any Award Agreement:

                              (i) an indirect or direct acquisition of “beneficial interest” by a “person” or “group” (as such terms are defined in Rule 13d-3 under the Exchange Act and any successor thereto) of voting equity interests of the Company, representing more than 50% of the voting power of all outstanding voting equity interests, together with (x) the loss by WCAS X and its affiliates together of the right to elect a majority of the Board of Directors or (y) if WCAS X and its affiliates together have the right described above, the failure of WCAS X and its affiliates to exercise the right to elect a majority of the Board of Directors (a “Board Change”);

                              (ii) a merger or consolidation of the Company, whereby stockholders immediately prior thereto do not, immediately after, own, directly or indirectly, more than 50% of the combined voting power of the Company, together with a Board Change;

                              (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

                              (iv) the sale, transfer or other disposition of all of the assets of Company (for this purpose, a sale of more than 75% of the assets of the Company based on value shall be deemed a sale of all of the assets of the Company); or

                              (v) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (A) nominated by the Board of Directors, (B) appointed by directors so nominated, or (C) approved by WCAS X, or Persons that directly, or indirectly through one or more intermediaries, control, are controlled by or are under common control with WCAS X.

                              For the avoidance of doubt, an initial public offering or other public offerings of securities of the Company will not constitute a Change of Control hereunder.

                    (e) “Closing” means the closing of the Merger and the other transactions in connection therewith.

                    (f) “Code” means the United States Internal Revenue Code of 1986, as amended.

                    (g) “Committee” means the Compensation Committee of the Board of Directors.

                    (h) “Common Stock” means the common stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed or exchanged by reason of a recapitalization, reorganization, merger, consolidation or any other change in or affecting the corporate structure or capital stock of the Company.

                    (i) “Disability” means, unless otherwise defined in any Award Agreement or in any employment agreement between a grantee and the Company or any of its Subsidiaries (in which case the definition set forth in such agreement shall govern), the inability of an eligible participant to substantially render to the Company the services required by the Company for more than 60 days out of any consecutive 120-day period because of mental or physical illness or incapacity, as determined in good faith by the Board of Directors. The date of such Disability shall be on the last day of such 60-day period. Disability shall also mean the development of any illness that is likely to result in either death or Disability, as determined in good faith by the Board of Directors.

                    (j) “EBITDA” has the meaning given to such term in any Award Agreement.

                    (k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                    (l) “Fair Market Value” of a share of Common Stock means, unless otherwise provided in an Award Agreement, as of the date in question, the average of the officially-quoted closing selling prices of the Common Stock (or if no selling prices are quoted, the bid price) on the principal securities exchange or market on which the Common Stock is then listed for trading (the “Market”) for the 30 trading days immediately prior to the date in question or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board of Directors using any reasonable method; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

                    (m) “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and/or any successor thereto.

                    (n) “Merger” means the merger of MSG WC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the “Merger Sub”), into Mobile Services Group, Inc., a Delaware corporation (“MSG”), according to the terms of the Agreement and Plan of Merger, dated as of May 24, 2006 and amended as of June 9, 2006, by and among the Company, the Merger Sub, MSG and Windward Capital Management, LLC, a Delaware limited liability company.

                    (o) “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and/or any successor thereto.

                    (p) “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option and other than Assumed Options.

                    (q) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                    (r) “Retirement” means retirement at age 65 or termination of one’s employment on retirement with the approval of the Committee.

                    (s) “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

                    (t) “WCAS X” means Welsh, Carson, Anderson & Stowe X, L.P.

          3. Administration.

                    The Plan shall be administered by the Committee; provided that the Board of Directors may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board of Directors for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of Grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such Grants will be made, (iii) certify that the conditions and restrictions applicable to any Grant have been met, (iv) modify the terms of Grants made under the Plan in accordance with the provisions of Sections 13 and 14 hereof, (v) interpret the Plan and Grants made thereunder, (vi) make any adjustments necessary or desirable in connection with Grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

                    The Company agrees to indemnify, to the extent permitted by law, each member of the Committee and any officer of the Company against all losses, claims, actions, damages, liabilities and expenses caused by any action taken on behalf of the Company or omitted to be taken in accordance with any duties or responsibilities hereunder except where such loss, claim, action, damage, liability or expense (i) arises from such person’s willful misconduct or (ii) is expressly provided for by statute. In connection with any action, suit, proceeding or similar matter, the Company shall advance to any Committee member or officer referenced above cost and expenses incurred in connection with such matter upon receipt of an undertaking from such person in form reasonable acceptable to the Board of Directors to repay any amounts so advanced if it is ultimately determined that such person was not settled to indemnification under this Section 3.

                    The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the obligations pursuant to any Grant made under the Plan, and rights to any payment in connection with such Grants shall be no greater than the rights of the Company’s general creditors.

          4. Shares Available for the Plan.

                    Subject to adjustments as provided in Section 12, an aggregate of 22,000 shares of Common Stock (the “Shares”) may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the Grant or taxes payable with respect to the Grant or the vesting or exercise thereof, then such unpurchased, forfeited, tendered or withheld Shares may thereafter be available for further Grants under the Plan as the Committee shall determine.

                    Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 14 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the Grants) for new Grants containing terms (including exercise prices) more (or less) favorable than the outstanding Grants.

          5. Participation.

                    Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any Grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of, or in any other capacity or in the performance of services for, the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any Grant under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board of Directors or the Committee.

                    Incentive Stock Options or Non-qualified Stock Options may be granted to such grantees and for such number of Shares as the Committee shall determine. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A Grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further Grant of that or any other type to such participant in that year or subsequent years.

          6. Incentive and Non-qualified Options.

                    The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

                    It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code or any successor thereto, that neither any Non-qualified Stock Option nor any Incentive Stock Option be treated as a payment of deferred compensation for the purposes of Section 409A of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

                    (a) Price. Except with respect to Assumed Options, the price per Share deliverable upon the exercise of each option (“Exercise Price”) shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, and in the case of the Grant of any Incentive Stock Option to an employee who, at the time of the Grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, unless otherwise permitted by Section 422 of the Code or any successor thereto. The exercise price for Non-qualified Stock Options issued at the time of or in connection with the Closing will be $1,255.59. The exercise price for non-qualified stock options not described in the previous sentence will be determined by the Committee; provided, however, that to the extent required at the time of grant by California “Blue Sky” law and to the extent such California “Blue Sky” law is applicable to such participant or Option, the exercise price shall not be less than 85% of the Fair Market Value of the Common Stock on such date and in no event be less than the par value of the Common Stock. Notwithstanding the foregoing, if a participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Subsidiary and an option is granted to such Participant, the exercise price of such option, to the extent required at the time of grant by California “Blue Sky” law with respect to any option, shall be no less than 110% of the Fair Market Value of the Common Stock on the date such option is granted.

                    (b) Payment. Options may be exercised, in whole or in part, upon payment of the Exercise Price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate Exercise Price payable with respect to the options’ exercise, (iii) if the shares are then publicly traded, by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board of Directors, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate Exercise Price payable with respect to the options so exercised or (v) by any combination of the foregoing.

                    In the event a grantee elects to pay the Exercise Price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment and (B) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the Exercise Price is made by delivery of Common Stock, the difference, if any, between the aggregate Exercise Price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate Exercise Price payable with respect to the option being exercised (plus any applicable taxes).

                    In the event a grantee elects to pay the Exercise Price payable with respect to an option pursuant to clause (iv) of the first paragraph of this Section 6(b), only a whole number of Shares (and not fractional Shares) may be withheld in payment. When payment of the Exercise Price is made by withholding of Shares, the difference, if any, between the aggregate Exercise Price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate Exercise Price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under this Plan.

                    (c) Terms of Options; Vesting. The term during which each option may be exercised shall be determined by the Committee, and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the Grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments; provided, however, that, to the extent required at the time of grant by California “Blue Sky” law and to the extent such California “Blue Sky” law is applicable to such participant or option, options granted to individuals other than officers, directors, managers or consultants of the Company shall be exercisable at the rate of at least 20% per year over the first five years from the date of grant. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. The optionee shall have no rights as a stockholder with respect to any Shares that may be acquired pursuant to an outstanding option (including, without limitation, any dividend or voting rights) until such time, and with respect to acquired shares only, as such option is exercised and shares are delivered with respect to such exercise.

                     (d) Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the Grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

                    (e) Termination; Forfeiture.

                              (i) Death or Disability. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, (A) all of the participant’s options that were exercisable on the date of death or Disability shall remain exercisable for, and shall otherwise terminate at the end of, the period of 180 days commencing on the date of death or Disability, but in no event after the expiration date of the options and (B) all of the participant’s options that were not exercisable on the date of death or Disability shall be forfeited immediately upon such death or Disability; provided, however, that the Committee may determine to additionally vest such options, in whole or in part, in its discretion. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

                              (ii) Retirement. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, the period of 90 days commencing on the date of Retirement, but in no event after the expiration date of the options, and (B) all of the participant’s options that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that the Committee may determine to additionally vest such options, in whole or in part, in its discretion.

                              (iii) Discharge for Cause. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a grantee does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s or grantee’s options shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

                              (iv) Other Termination. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options that were exercisable on the date of such cessation shall remain exercisable for, add shall otherwise terminate at the end of, the period of 30 days commencing on the date of such cessation, but in no event after the expiration date of the options and (B) all of the participant’s options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

                              (v) Change of Control. If there is a Change of Control of the Company or similar event and a participant’s Award Agreement does not provide for treatment of such participant’s options upon such an event, the Committee may, in its discretion, provide for the vesting of a participant’s options on such terms and conditions as it deems appropriate. If there is a Change of Control or similar event and the Committee does not provide for (i) the vesting of a participant’s options on the same terms and conditions as if a “Sale of the Company” (as such term may be defined in an Award Agreement) was occurring or (ii) assumption of the participant’s options by the Company following the Change of Control or similar event, then options not yet vested at that point shall terminate immediately prior to such Change of Control or similar event; provided that if a participant’s Award Agreement provides for the acceleration of the vesting of his or her options upon a Sale of the Company (including any conditions to such accelerating) and such Change of Control does not constitute a Sale of the Company, then the Company may cancel such participant’s unvested options only if the Company has agreed to accelerate the vesting of such options to the extent that they would have vested had such a Change of Control constituted a Sale of the Company (giving effect to any conditions applicable to vesting upon a Sale of the Company) and a participant has been given a reasonable period of time to exercise such prior to such cancellation. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or any transaction in which a Change of Control is to occur, all of the Company’s obligations regarding options that were granted hereunder and that are outstanding and vested on the date of such event (taking into consideration any acceleration of vesting in connection with such transaction) shall, on such terms as may be approved by the Committee prior to such event, be (a) assumed by the surviving or continuing corporation; or (b) canceled in exchange for cash, securities of the acquiror or other property.

                              Notwithstanding the foregoing, in connection with any transaction described in the last sentence of the preceding paragraph, the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their vested options (taking into consideration any acceleration of vesting in connection with such transaction) had been fully exercised immediately prior to such transaction, less the aggregate Exercise Price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their vested options had been fully exercised immediately prior thereto would be equal to or less than the aggregate Exercise Price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

          7. Withholding Taxes.

                    The Company may require, as a condition to any Grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, pursuant to this Section 7, of United States federal, state or local or non-United States taxes of any kind required by law to be withheld with respect to any Grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any United States federal, state or local or non-United States taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

          8. Written Agreement.

                    Each employee to whom a Grant is made under the Plan shall enter into an Award Agreement with the Company that shall contain such provisions consistent with the provisions of the Plan, as may be approved by the Committee.

          9. Transferability.

                    Unless the Committee determines otherwise, no option granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution. Unless the Committee determines otherwise, an option may be exercised only by the optionee or grantee thereof; by his or her executor or administrator, the executor or administrator of the estate of any of the foregoing, or any person to whom the option is transferred by will or the laws of descent and distribution; or by his or her guardian or legal representative; or the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan and any Award Agreement referred to in Section 8 shall in any event continue to apply to any option granted under the Plan and transferred as permitted by this Section 9, and any transferee of any such option shall be bound by all provisions of this Plan and any agreement referred to in Section 8 as and to the same extent as the applicable original grantee.

          10. Listing, Registration and Qualification.

                    (a) If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option may be exercised in whole or in part, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

                    (b) To the extent applicable, pursuant to the provisions of Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each participant and to each individual who acquires Common Slock pursuant to the Plan, not less frequently than annually during the period such participant or purchaser has one or more awards granted under the Plan outstanding, and, in the case of an individual who acquires Common Stock pursuant to the Plan, during the period such individual owns such Common Stock, copies of the Company’s annual financial statements. The Company shall not be required to provide such statements to key employees of the Company whose duties in connection with the Company assure their access to equivalent information. To the extent applicable, the provisions of Sections 260.140.41, 260.140.42 and 260.140.45 of Title 10 of the California Code of Regulations are incorporated herein by reference.

          11. Transfer of Employee.

                    The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

          12. Adjustments.

                    In the event of a reorganization, recapitalization, stock split, stock dividend, special cash dividend, combination of shares, merger, consolidation, distribution of assets, spin-off or other extraordinary distribution, or any other change in the corporate structure or shares of the Company, the Committee shall make an equitable and proportionate adjustment, if any, as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, Shares or other property covered by Grants previously made under the Plan, and in the Exercise Price of outstanding options. In the event that the Company acquires the business or assets of another Person (whether through purchase of equity securities or assets, or through merger, consolidation or otherwise) the Board of Directors or the Committee may, as applicable, make such adjustments as it finds necessary in its good faith determination to the EBITDA target with respect to any fiscal year (the “Target EBITDA”), as such Target EBITDA is set forth on a schedule to any Award Agreement, in order to reflect the expected impact of such acquisition on the Company’s EBITDA. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan.

          13. Amendment and Termination of the Plan.

                    Except as otherwise provided in an Award Agreement, the Board of Directors, without approval of the stockholders or any optionholder, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 409A of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

          14. Amendment or Substitution of Grants under the Plan.

                    Except as otherwise provided in an Award Agreement, the terms of any outstanding Grant under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, but not limited to, acceleration of the date of exercise of any Grant and/or payments thereunder or of the date of lapse of restrictions on Shares (but, in the case of a Grant that is or would be treated as “deferred compensation” for purposes of Section 409A of the Code, only to the extent permitted by guidance issued under Section 409A of the Code); provided that, except as otherwise provided in Sections 12 or 13 or in an Award Agreement, no such amendment shall adversely affect in a material manner any right of a participant under the Grant without his or her written consent, and further provided that the Committee shall not reduce the Exercise Price of any options awarded under the Plan. The Committee may, in its discretion, permit holders of Grants under the Plan to surrender outstanding Grants in order to exercise or realize rights under other Grants, or in exchange for new Grants, or require holders of Grants to surrender outstanding Grants as a condition precedent to the receipt of new Grants under the Plan, but only if such surrender, exercise, realization, exchange or Grant (a) is not treated as a payment of, and does not cause a Grant to be treated as, deferred compensation for the purposes of Section 409A of the Code or (b) is permitted under guidance issued pursuant to Section 409 A of the Code.

          15. Termination Date.

                    Unless previously terminated upon the adoption of a resolution of the Board of Directors terminating the Plan, the Plan shall terminate at the close of business on August 1, 2016. Subject to the provisions of an Award Agreement, which may be more restrictive, no termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any Grant of options or other incentives theretofore granted under the Plan.

          16. Severability.

                    Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

          17. Governing Law.

                    The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

          18. Compliance Amendments.

                    Except as otherwise provided in an Award Agreement, notwithstanding any of the foregoing provisions of the Plan, and in addition to the powers of amendment set forth in Sections 13 and 14 hereof, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Company from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.